Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of Buffalo Wild Wings, Inc. (the “company”) on Form 10-K for the year ended December 28, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, Mary J. Twinem, Chief Financial Officer of the company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

          (1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

Date: February 27, 2009

/s/ MARY J. TWINEM
Mary J. Twinem, Chief Financial Officer